UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the SPX Corporation (the “Company”) 2016 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 24, 2016, the Company’s stockholders voted to re-approve the Company Executive Annual Bonus Plan (the “Plan”).  The Plan is intended to optimize the tax deduction for performance-based awards to executives.  The executive officers who are selected by the Compensation Committee of the Company’s Board of Directors to participate in the Plan receive their annual bonus, if any, under the Plan instead of under the Company’s traditional bonus program.  The Plan will enable the Company to deduct certain incentive awards granted thereunder that qualify as exempt “performance based” compensation under Section 162(m) of the Internal Revenue Code, as amended.  The Plan was described in and appended to the Company’s definitive proxy statement for its Annual Meeting (the “Proxy Statement”) as filed with the Securities and Exchange Commission, and is incorporated herein by reference to Appendix A of the Proxy Statement.  The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders through the solicitation of proxies.  The proposals are described in the Proxy Statement.  The stockholders approved each of the proposals.  The voting results for each proposal are set forth below.

As of the record date, there were 42,027,010 shares of common stock outstanding and entitled to vote on each matter presented at the Annual Meeting.  At the Annual Meeting, 37,459,234 shares of common stock, or approximately 89.13% of the outstanding common stock entitled to vote, were represented in person or by proxy.

Proposal 1:  The Company’s stockholders elected each of the following six nominees named in the Company’s proxy statement to serve as directors until the designated Annual Meeting of Stockholders or until a successor is duly elected and qualified.  The results of the vote were as follows:

Director	Term Expiring	For	Against	Abstain	Broker Non- Votes
Ricky D. Puckett	2017	30,267,008	1,946,736	99,594	5,145,896
Tana L. Utley	2017	30,615,758	1,599,896	97,684	5,145,896
Ruth G. Shaw	2018	30,173,305	2,036,185	103,848	5,145,896
Eugene J. Lowe, III	2019	29,122,529	3,118,184	72,625	5,145,896
Patrick J. O’Leary	2019	28,474,014	3,748,530	90,794	5,145,896
David. A. Roberts	2019	29,875,382	2,316,120	121,836	5,145,896

Proposal 2:  The Company’s stockholders approved the Company’s named executive officers’ compensation, on a non-binding advisory basis.  The results of the vote were as follows:

For	Against	Abstain	Broker Non- Votes
29,017,306	2,915,351	380,681	5,145,896

Proposal 3:  The Company’s stockholders re-approved the Company’s Executive Annual Bonus Plan.  The results of the vote were as follows:

For	Against	Abstain	Broker Non- Votes
30,257,224	1,853,726	202,388	5,145,896

Proposal 4  The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.  The results of the vote were as follows:

For	Against	Abstain	Broker Non- Votes
33,940,220	287,299	3,231,715	—

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.1

SPX Corporation Executive Annual Bonus Plan, incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for the 2016 Annual Meeting of Stockholders, filed April 12, 2016 (file no. 1-6948)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: May 27, 2016	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

SPX Corporation Executive Annual Bonus Plan, incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for the 2016 Annual Meeting of Stockholders, filed April 12, 2016 (file no. 1-6948)